UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, DC 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): January 30, 2014

HENNESSY ADVISORS, INC.

(Exact name of registrant as specified in its charter)

California	000-49872	68-0176227
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

7250 Redwood Blvd., Suite 200 Novato, California		94945
(Address of principal executive offices)		(Zip Code)

Registrant’s telephone number including area code: (415) 899-1555

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230 .425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.02.	Results of Operations and Financial Condition

On January 30, 2014, Hennessy Advisors, Inc. issued a press release announcing its financial results for the fiscal quarter ended December 31, 2013. A copy of the press release is being furnished as Exhibit 99.1 to this Current Report on Form 8-K and is incorporated by reference herein.

Item 7.01.	Regulation FD Disclosure

On January 30, 2014, Hennessy Advisors, Inc. issued a press release announcing, among other things, that it had declared a cash dividend of $0.04 per share on its common stock, payable March 10, 2014 to shareholders of record at the close of business on February 14, 2014.  A copy of the press release is being furnished as Exhibit 99.1 to this Current Report on Form 8-K and is incorporated by reference herein.

Item 9.01.	Financial Statements and Exhibits

Exhibit	Description

99.1	Press release issued January 30, 2014 by Hennessy Advisors, Inc. announcing financial results for the fiscal quarter ended December 31, 2013 and declaration of a cash dividend.

signatures

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

HENNESSY ADVISORS, INC.

January 30, 2014	By:	/s/ Neil J. Hennessy
Neil J. Hennessy
President

HENNESSY ADVISORS, INC.

Exhibit Index to Current Report on Form 8-K dated January 30, 2014

Exhibit	Description

99.1	Press release issued January 30, 2014 by Hennessy Advisors, Inc. announcing financial results for the fiscal quarter ended December 31, 2013 and declaration of a cash dividend.